Exhibit 99.1

BITSTREAM®

FONT TECHNOLOGY

MOBILE BROWSING

PUBLISHING

MY FONTS.COM

Bitstream Overview

BITSTREAM®

ABOUT BITSTREAM

About Bitstream, Inc.

Bitstream is a publicly traded software development company [NASDAQ: BITS] with three complementary divisions:

Mobile Browsing Technology: BOLT and ThunderHawk offer fast, lightweight, feature-rich mobile browsing of full desktop-style Internet pages and web-based applications on all levels of mobile devices.

OEM Fonts, Font Technology & MyFonts.com: Delivers exceptional font rendering engines for consumer electronics devices, mobile handsets, and other embedded systems.

Pageflex: Publishing technology software that helps to produce all things variable for printers, advertising agencies, marketing services agencies and corporate marketing departments worldwide.

1

BITSTREAM®

ABOUT BITSTREAM

27 Years experience developing award winning software and technology products.

Global organization with employees in North America, Europe and Asia.

#25 on the 2008 Fortune Magazine list of America’s fastest-growing small public companies.

Provides OEMs, developers, and wireless networks with technology solutions that optimize usability, speed and performance on resource-constrained systems with limited memory, processing power, and screen space.

BOLT leverages this proprietary display and compression technology in the form of a user-friendly, feature-rich, compact, fast mobile browser.

2

BITSTREAM®

SIGNIFICANT CLIENTS

3

BITSTREAM®

MOBILE BROWSING

BOLT

ABOUT BOLT

LIGHTNING FAST MOBILE BROWSING

BOLT is the fastest mobile browser available routinely over 25% to 50% faster than the next fastest browser.

BOLT is compatible with any J2ME device - from entry-level feature phones through smartphones.

BOLT is the only J2ME browser that supports flash video.

BOLT offers desktop-style HTML browsing, without removing, repurposing or reformatting any content.

BOLT is WebKit based, ensuring the highest standards compliance

5

BOLT

LIGHTNING FAST MOBILE BROWSING

DESKTOP STYLE BROWSING

BOLT enables full-featured desktop-style HTML browsing on all levels of mobile devices

HTML pages are displayed exactly as they would appear on any PC

Content is never reformatted, repurposed, or removed

Content columns are adapted to the actual screen width of both high and low-end devices for easy, fluid reading

Bitstream’s proprietary wireless font set optimizes text display for small screens

Visible web page region is rendered first, so users can immediately view content

WebKit rendering engine ensures high standards compliance

BOLT

LIGHTNING FAST MOBILE BROWSING

SPLIT SCREEN NAVIGATION

PATENTED

Split-Screen mode

Divides the screen into two sections

Top section features a rectangular magnifier floating over a zoomed out minimap of full Web page

Bottom section continuously displays the magnified content

One click to select links or toggle back to full screen mode

BOLT

LIGHTNING FAST MOBILE BROWSING

CLIENT/SERVER ARCHITECTURE

BOLT’S client/server architecture maximizes browsing speed and user experience, enabling:

Multimedia transcoding/flash video streaming

23:1 data compression

Minimizes data network usage

Maximizes battery life

Fastest available page load speeds

8

BOLT

LIGHTNING FAST MOBILE BROWSING

STREAMING VIDEO SUPPORT

Supports flash video from popular video-sharing sites such as YouTube, video.yahoo.com, blip.tv, dailymotion.com and metacafe.com.

Converts flash videos to 3GP format on the server then streams them to the device.

Plays videos directly in browser window (as on a PC) in some devices, reroutes to native media player on others (dependent on device capabilities)

BOLT

LIGHTNING FAST MOBILE BROWSING

SPEED

BOLT loads pages markedly and consistently faster than Opera Mini or Mobile Safari:

WEBSITE OPERA MINI 4.2 MOBILE SAFARI 3.11 BOLT

(desktop version) median load time in seconds* median load time in seconds* median load time in seconds*

amazon.com 18.18 32.36 12.41

aol.com 33.24 59.21 13.48

bbc.co.uk 11.46 39.33 8.5

cnn.com 20.92 53.85 13.73

espn.com 20.93 23.69 11.77

linux.com 10.63 51.56 8.48

nytimes.com 16.71 23.32 14.65

travelocity.com 16.96 21.67 8.75

apple.com 9.42 16.89 7.17

*About these benchmark tests:

Median load time derived from 20 independent readings

All tests via the same WiFi connection

Image quality set to medium on all devices

BOLT does not reformat, repurpose, or remove any content from any Web page.

BOLT

LIGHTNING FAST MOBILE BROWSING

PROJECTED GROWTH

ABI Research predicts that the segment of the mobile browser space that “supports the latest capabilities such as AJAX and RSS.optimized for viewing on a mobile device.[will grow] from 76 million in 2007 to nearly 700 million browsers delivered in 2013

ABI also projects that mobile browser licensing revenue from OEMs will reach $492m by 2013

OEM licensing is but one of several monetization avenues for BOLT

BOLT

LIGHTNING FAST MOBILE BROWSING

UNTAPPED MARKET

Nearly 85% of iPhone owners browse the web on their phones, versus just 13.1% of the overall U.S. mobile market, according to research firm M:Metrics

BOLT currently offers a robust browsing experience to over 75% of the world’s four billion mobile phones, with the ability to support nearly every platform except iPhone.

Mobile web browsing currently stands at .072% of total web browsing

BOLT

LIGHTNING FAST MOBILE BROWSING

GLOBAL MARKET

In emerging markets, the mobile phone is the primary means of accessing the internet

Opera Mini’s strongest customer growth is in Indonesia, Egypt and Russia

AdMob reports that Asia recently overtook North America as the largest regional mobile browsing market

BOLT

LIGHTNING FAST MOBILE BROWSING

GLOBAL MARKET

Worldwide mobile internet usage grew by over 300% from 9/07-9/08 as reported by AdMob.

Several developing countries saw double digit growth

Worldwide AdMob Traffic

AdMob October 08

BOLT

LIGHTNING FAST MOBILE BROWSING

ANYBODY’S MARKET

Opera Mini, BOLT’s chief competitor, has been downloaded over 20 million times but still only represents a 7% share of the worldwide mobile browsing market.

Unlike the desktop browsing market, the mobile browsing market remains fragmented and a dominant player has yet to be established.

Worldwide Mobile Browser Share

BOLT

LIGHTNING FAST MOBILE BROWSING

AVERAGE ACTIVE USERS

500,000 375,000 250,000 125,000

BOLT ACTIVE USERS WITHIN PAST 30 DAYS JAN 15—PRESENT

0

15192327310408121620242804081216202428 1 5 9 1317212529 JAN FEB MAR APR

BOLT

LIGHTNING FAST MOBILE BROWSING

AVERAGE ACTIVE USERS

600,000 450,000

300,000

150,000

BOLT ACTIVE USERS WITHIN PAST 45 DAYS JAN 15 - APRIL 30

0

15192327310408121620242804081216202428 1 5 9 1317212529

JAN FEB MAR APR

**Due to the beta application upgrade process, some users could have been counted more than once

BOLT

LIGHTNING FAST MOBILE BROWSING

BETA USER TESTIMONIALS

“Even in beta the BOLT browser is better than Opera in every way.”

“This new Bolt browser is amazing. Absolutely the fastest mobile web I’ve ever seen and is webkit based like mobile Safari. Get it.”

“All I can say is DAMN! This thing is fast.”

“BOLT makes Opera Mini look like Netscape from 1997 on a dialup connection LOL.”

“I’ve used the new Bolt version (0.86) for many days and I do find it so great : in most cases, pages can be loaded fast, the menu is friendly, bookmarks can be now saved when upgrading, I enjoy video streaming, RSS is great as well.”

“Thanks for the Bolt, it’s really nice how I can see full webpages. I can now login to my bank’s website and do regular transactions like I do in a PC.”

BOLT

LIGHTNING FAST MOBILE BROWSING

BETA PRESS

“While at CTIA, last week, we saw a spectacular demonstration of the BOLT mobile browser on the BlackBerry Storm and other popular mobile phones. Bitstream has created a very fast, computer browser-like experience that has been improved by beta testers. The browser is called BOLT probably because of its lightening speeds…”

Wireless and Mobile News – April 7, 2009

“With BOLT 0.86, Bitstream gives BlackBerry users a desktop-level browser that rivals the iPhone’s and even works on Curves and Pearls with lower-resolution screens.”

PC Magazine – Mar 13, 2009

“Think of it like Opera Mini on steroids. Bolt provides a crazy fast browsing experience just like a desktop computer.”

BlackBerry Sync – Feb 16, 2009

“Move over, Opera Mini. There’s a new browser in town that can let cheap phones browse the full Internet — and it even has YouTube streaming support.”

PC Magazine – Feb 15, 2009

BITSTREAM®

FONT TECHNOLOGY

FONT TECHNOLOGY

OEM FONTS AND FONT TECHNOLOGY

Bitstream offers OEM font and font technology solutions that:

Enable OEMs to build small, fast, portable font and font technology solutions into their embedded device(s) or software application(s) to support the world’s languages.

Offer developers the ability to deliver top quality text in all of the world’s languages.

FONT TECHNOLOGY

ABOUT FONT FUSION AND PANORMA

Font Fusion® produces the highest quality, fastest text output on any device at any resolution

Bitstream Panorama™ is a global text composition engine that enables developers and OEMs to layout, position, substitute and render characters in all the world’s languages through a single API

Both offer fast performance and low memory requirements make it especially well-suited for mobile applications and other resource-constrained embedded systems

FONT TECHNOLOGY

WHO NEEDS FONT TECHNOLOGY?

Developers of:

Mobile phones and devices

Wireless Internet devices

Set-top boxes

Operating systems

Software and Web applications

Screen devices

Multimedia servers

HDTVs

Printers

Personal digital assistants

Other embedded systems and information appliances

FONT TECHNOLOGY

CUSTOMERS AND COMPETITORS

Type of Customers

Large cell phone manufacturers

Major set top box developers

Significant Television manufacturers

Major software developers

Competitors

Monotype Imaging – a newly public company and former spin-off of Agfa Corporation that is much larger than Bitstream but heavily dependent on printer revenue streams from Adobe and HP.

FONT TECHNOLOGY

WHO IS USING BITSTREAM FONT TECHNOLOGY

Samsung Electronics - laser printers and multi-function printing devices

Tata Sky - electronic television programming guide in India

Boeing - mobile Internet services

Corel - CorelDRAW® Graphics Suite and WordPerfect® Office

QNX Software Systems - mission-critical embedded systems

mPhase Technologies - programming guides in a range of languages

BroadVision - self-service web applications

BTA Digital Works - output management software for printers

Millions of Cell Phones - ship annually worldwide preloaded with Bitstream font technology products.

FONT TECHNOLOGY

SIGNIFICANT CUSTOMERS

7/8/2009 26

FONT TECHNOLOGY

SIGNIFICANT CUSTOMERS

7/8/2009 27

FONT TECHNOLOGY

SIGNIFICANT PARTNERS

7/8/2009 28

FONT TECHNOLOGY

Success Stories: Tata Sky

“We’re very grateful for the pro-active and positive support shown by Bitstream and are delighted with the outcome, as is our customer, Tata Sky.”

Jeremy Rees, NDS UK VP Systems Engineering

Using Bitstream Panorama, Tata Sky offered India’s first Electronic Programming Guide (EPG) in Hindi language.

FONT TECHNOLOGY

Success Stories: QNX

“Bitstream’s Font Fusion enables fast, highly readable displays that offer a better user experience for our customers using QNX technology in products varying from cars to power plants.”

Mark Roberts, Director of Product Management QNX Software Systems

QNX SOFTWARE SYSTEMS

Font Fusion offers exceptional text rendering for mission-critical embedded systems based on the QNX® Neutrino® real-time operating system (RTOS). The QNX and Bitstream partnership spans a ten-year period and has enabled QNX to provide its customers with better communications around the world.

FONT TECHNOLOGY

Success Stories: WebEx

“Using Bitstream font technology solution, the ability to deliver fast and accurate text rendering across a range of devices is one of the powerful communication capabilities of the WebEx Interactive Network.”

K.V. Rao, Director of Technology WebEx Communications

By integrating Font Fusion, WebEx enables the participants in WebEx meetings to dynamically display the correct text live, in real-time, during interactive Web meetings. Owing to high Font Fusion rendering speed, customers can immediately see the correct text rendered in the correct font in their WebEx session.

FONT TECHNOLOGY

OEM FONT TECHNOLOGY MARKET POTENTIAL

Font technology and fonts can be embedded into practically any hardware device or software application to provide a better user experience.

Strong market potential exists for cell phones, IP phones, set-top boxes, and digital television devices.

Generally, we receive a per unit royalty of pennies to dollars per device shipped from this market or an annual fee for a certain product or device.

Long sales cycle but once technology is embedded, it is more difficult to replace it.

BITSTREAM®

MY FONTS

MY FONTS

ABOUT

Leading Web site focused on selling fonts online to a new type of font consumer – the average person.

Backed by cutting-edge technology Redesigned website

Large searchable database of over 62,000 fonts from over 500 foundries

“What The Font” identification technology adds value and facilitates sales

“What The Font” mobile iPhone app Over 5,000,000 fonts downloaded from the site since its inception.

Over 50% of buyers on the site each quarter have previously purchased fonts from the site.

MY FONTS

HOMEPAGE

MY FONTS

WHATTHEFONT

MY FONTS

WHATTHEFONT for iPhone

The WhatTheFont iPhone application – which enables font identification, and purchasing, via the iPhone’s camera - has been downloaded over 122,000 times since its release in Feb. 2009

MY FONTS

MYFONTS MARKET

Market Overview

Fonts are currently used by designers and consumers alike to create a memorable visual experience.

Strong market potential exists for appealing to the average consumer that buys fonts for wedding programs, birthday party invitations and scrapbooking.

We receive a one-time license fee averaging $25 per font licensed.

Site has built tremendous customer loyalty as over 50% of users who purchase on the site in a quarter have purchased before.

Competitors

Monotype Imaging (fonts.com) – focused on the design community and corporate buyer.

Other font site from specific font foundries – focused on selling the fonts of a particular vendor but do not have the variety of fonts or strong searching capabilities.

MY FONTS

CUSTOMER LOYALTY

In 2008, over 58% of MyFonts.com orders came from repeat customers

REPEAT CUSTOMERS

NEW CUSTOMERS

42%

58%

MY FONTS ANNUAL ORDERS

400,000 300,000 200,000 100,000 0

MYFONTS ANNUAL TOTAL ORDERS 2003-2008

2003 2004 2005 2006 2007 2008

7/8/2009 40

MY FONTS

FOUNDRY-PARTNER GROWTH

MYFONTS.com TOTAL FONT FOUNDRIES BY YEAR

500 375 250 125 0

2003 2004 2005 2006 2007 2008

MY FONTS

ANNUAL USER GROWTH

MYFONTS ANNUAL TOTAL USERS 2003-2008

900,000 675,000 450,000 225,000 0

2003 2004 2005 2006 2007 2008

7/8/2009 42

BITSTREAM®

PUBLISHING

PAGEFLEX®

PAGEFLEX TECHNOLOGY

Pageflex publishing technology

Variable data and Web-to-print software that produces customized and personalized documents for printers, advertising agencies, marketing services companies, and corporate marketing departments worldwide.

Common uses of Pageflex

Produce targeted direct mail and marketing collateral

Provide multi-channel options: ads, collateral, direct mail, email campaigns, online personalized URLs, etc.

Create print advertising and signage from a web site

Produce photo books, yearbooks, calendars, and greeting cards

Build client-specific marketing and advertising customization portals

Corporate print internationalization and brand management

PAGE FLEX®

PAGEFLEX EXAMPLE: Customized Marketing

WEB PAGE

CUSTOMIZED DOCUMENTS

PAGEFLEX®

PAGEFLEX EXAMPLE: Interactive Experience

www.futurestock.com www.astonishingmail.com

PAGEFLEX®

PAGEFLEX EXAMPLE: Customization

Washington State Dept of Print

Benefits

Online proofs

Queue management

No preflight, files are “production ready”

Equipment utilization

Increase customer reach and retention

24/7 access to products/services

Saves customers time and money

“Ordering online streamlines print purchasing so we can spend more time and resources serving our customers.”

PAGEFLEX®

PAGEFLEX EXAMPLE: Multi-Channel Marketing

MarketingForce

PAGEFLEX®

PAGEFLEX EXAMPLE: Internationalization

PAGEFLEX®

PAGEFLEX EXAMPLE: Multi-Channel Campaign

Multi-channel campaign workflow

PAGEFLEX ®

PRODUCT MIGRATION PATH

Seamless migration path – basic desktop variable data tools to sophisticated enterprise solutions

Projects created in one Pageflex application can immediately work in another Pageflex application

Customers can buy software as they need it:

Make a minimal investment with Pageflex Persona Cross Media Suite (desktop app)

Purchase base Pageflex Storefront (or Pageflex Server) when ready to offer Web-to-print

Add Free Edit and Data Merge modules to Pageflex Storefront as they need the functionality

Add Pageflex Chart when they need to do dynamic charts

Purchase Pageflex Campaign Manager when they are ready to try multi-channel marketing campaigns

PAGEFLEX®

COMPETITIVE ADVANTAGES

Proven dynamic composition technology

Solutions that protect corporate brands

Flexible applications that can be adapted to meet customer needs

Powerful APIs for integrating with third-party apps for automated workflows

Modularized offerings and pricing

Licensed software (you don’t rent it)

Independent company (not owned by a digital press manufacture)

PAGEFLEX®

INTERNATIONAL CUSTOMERS

International customer base with millions of users worldwide

PAGEFLEX®

BRANDS THAT RELY ON PAGEFLEX

PAGEFLEX®

PAGEFLEX STOREFRONT – CASE STUDY

FreckleBox.com

Personalized books for kids

Featured on many online blogs and TV

Pageflex Storefront used for web site and to personalize content throughout books, puzzles, stickers, etc.

www.frecklebox.com

PAGEFLEX®

PAGEFLEX STOREFRONT – CASE STUDY

Metzgers Printing + Mailing

Pageflex Storefront

Pageflex Campaign Manager

Business has grown by an average of 11% per year for last 5 years

“Web-to-Print and e-fulfillment are critical ice breakers”

PAGEFLEX®

PAGEFLEX STOREFRONT – CASE STUDY

Metzgers’ solution for Tiffin University

Customizable brochure put into Pageflex Storefront

Inquiries from prospective students gathered in University CRM system

Data file uploaded each week into Pageflex Storefront site

Populates design template with relevant text and images

Produces optimized output that is automatically sent to digital press

PAGEFLEX®

PAGEFLEX STOREFRONT – CASE STUDY

Reduced cost to $1.00 per piece

Improved turnaround to 3 days

Increased enrollment by 20%

2007 PODi Best Practices Award Winner

PAGEFLEX®

# PAGEFLEX CAMPAIGN MANAGER – CASE STUDY

- The Standard Group
  - Family owned printer with 100+ year rich history
- Client:
  - Insurance Provider
- Goal:
  - Drive attendee registration for Las Vegas tradeshow seminar
- Campaign Details:
  - Pageflex Campaign Manager
  - Direct-mail postcard sent to 250 pre-qualified recipients
  - Three E-mail blasts
  - pURL took people to personalized micro-site
- Incentives
  - pURL visitors received wallet-sized, personalized "Tips for Vegas" cards
  - Registrants received $20 in free poker chips & chance at grand prize of 2 tickets to dinner and a Vegas show
- Results:
  - Response rate was between 70-75%

THE STANDARD GROUP

59

PAGEFLEX®

PAGEFLEX POTENTIAL

Market Overview

Variable data and Web-to-print software are becoming “must haves” for commercial printers and marketing services agencies.

General corporate marketing departments are also trending towards use of these types of software programs to provide document portals, relevant customer communication, and more attractive marketing offers.

- Average customer sale is $30,000 to $40,000 in software plus a 20% annual maintenance stream.

- Largest recurring revenue stream for company is from Pageflex support contracts.

PAGEFLEX®

PAGEFLEX COMPETITORS

Competitors

XMPie (now owned by Xerox) — Israeli-based company that uses InDesign plug-in with strong focus in cross media. Xerox paid $54 million to acquire the company in 2006.

Printable — California-based private company focused in offering ASP and server software solutions for Web-to-Print.

Press-sense — Private Israeli-based company that offers web-to-print solutions for commercial printers.

Mindfire — California-based private company offering campaign management and multi-channel marketing through an ASP service.

PAGEFLEX®

CURRENT MARKET – DIGITAL PRINT

Printers already offering marketing services:

Do you currently offer the following multi-channel communications services?

PAGEFLEX®

PROJECTED MARKET GROWTH

Global Print Production Software Market Forecast ($Millions)

CAGR 9.1%

$14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0

2007 2008 2009 2010 2011 2012

Creative/Layout

Graphic Arts VDP

Transactional VDP

Print e-Business

Mullti-Channel Comm.

Workflow Mgmt.

Datastream Transform

Prepress-point

Controllers/DFE

Print MIS

Mail Prep

Source: Emerging Strategies, InfoTrends Q4 2008

PAGEFLEX®

PROJECTED MARKET GROWTH

Global Print Production Software Market Segments ($Millions)—CAGR

Creative/Layout

Graphic Arts VDP

Transactional VDP

Print e-Business

Mullti-Channel Comm.

Workflow Mgmt.

Datastream Transform

Prepress-point

Controllers/DFE

Print MIS

Mail Prep

10.9%

19.4%

14.8%

15.2%

38%

7.1%

6.2%

5.8%

5.5%

10.9%

5.1%

$0 $1,000 $2,000 $3,000 $4,000 $5,000

2012 2007

Source: Emerging Strategies, InfoTrends Q4 2008

BITSTREAM®

FINANCIAL OVERVIEW

BITSTREAM®

BITSTREAM ANNUAL REVENUE

BITSTREAM INC.ANNUAL REVENUE 2003-2008

$30,000,000

$22,500,000

$15,000,000

$7,500,000

$0

2003 2004 2005 2006 2007 2008

BITSTREAM®

BITSTREAM NET PROFIT AND LOSSS

BITSTREAM INC. NET PROFIT/LOSS 2003-2008 (in thousands)

$4,000 $3,000 $2,000 $1,000 $0

$-1,000 $-2,000

2003 2004 2005 2006 2007 2008

BITSTREAM®

BITSTREAM OPERATING PROFIT AND LOSS

BITSTREAM INC. OPERATING PROFIT/LOSS 2003-2008 (in thousands)

$4,000 $3,000 $2,000 $1,000 $0

$-1,000 $-2,000

2003 2004 2005 2006 2007 2008

BITSTREAM®

BITSTREAM CASH BALANCE AND STOCK REPURCHASES

BITSTREAM INC. CASH BALANCE AND CUMULATIVE STOCK REPURCHASES

2003-2008 (in thousands)

30,000

22,500

15,000

7,500

0

CUMULATIVE STOCK REPURCHASES

CASH BALANCE

2003 2004 2005 2006 2007 2008

BITSTREAM®

BITSTREAM CASH BALANCE AND STOCK REPURCHASES

BITSTREAM INC. REVENUE AND ADJUSTED EBITDA 2003-2008 (in thousands)

REVENUE

ADJUSTED EBITDA

30,000

22,500

15,000

7,500

0

-7,500

2003 2004 2005 2006 2007 2008

BITSTREAM®

BITSTREAM LICENSE AND SERVICE REVENUE

BITSTREAM INC. LICENSE AND SERVICE REVENUE 2003-2008 (in thousands)

LICENSE REVENUE

SERVICE REVENUE

20,000

15,000

10,000

5,000

0

2003 2004 2005 2006 2007 2008

BITSTREAM®

BITSTREAM CASH BALANCE PER SHARE

BITSTREAM INC. CASH BALANCE PER SHARE 2003-2008

CASH BALANCE PER SHARE

5.00 3.75 2.50 1.25

0

2003 2004 2005 2006 2007 2008

BITSTREAM®

Ql 2009

REVENUE: $5,001,000

NON-GAAP EBITDA: $260,000

NON-GAAP EPS: $0.03

CASH AND CASH EQUIVALENTS: $17,057,000

Forward Looking Statements Disclosure

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. Actual performance and results of operations may differ materially from those projected or suggested in the forward-looking statements due to certain risks and uncertainties, including, without limitation, market acceptance of the Company’s products, competition and the timely introduction of new products. Additional information concerning certain risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements is contained in the Company’s filings with the Securities and Exchange Commission, including Bitstream’s Annual Report on Form 10-K for the year ended December 31, 2008.

About Bitstream

Bitstream Inc. (NASDAQ: BITS) is a software development company that makes communications compelling. Bitstream enables customers worldwide to render high-quality text, browse the Web on wireless devices, select from the largest collection of fonts online, and customize documents over the Internet. Its core competencies include fonts and font technology, browsing technology, and publishing technology. For more information about Bitstream please visit www.bitstream.com.

Bitstream and MyFonts.com are registered trademarks, and Pageflex, the Bitstream logo and ThunderHawk are trademarks, of the Company. Other technologies and brand names are used for information only and remain trademarks or registered trademarks of their respective companies.